Segmented information	12 Months Ended
Nov. 30, 2022
Segmented information
Segmented information

19. Segmented information

The Company's operations comprise a single reportable segment engaged in the research, development and manufacture of novel and generic controlled-release and targeted-release oral solid dosage drugs. As the operations comprise a single reportable segment, amounts disclosed in the financial statements for revenue, loss for the period, depreciation and total assets also represent segmented amounts. In addition, all of the Company's long-lived assets are in Canada. The Company’s license and commercialization agreement with Par accounts for substantially all of the revenue of the Company.

	November 30,	November 30,	November 30,
	2022	2021	2020
	$	$	$
Revenue
United States	29,682	-	1,401,517
Canada	19,068	-	-
Other	16,978	-	-
	65,728	-	1,401,517

Total assets
Canada	1,432,032	2,096,425	3,387,055

Total property and equipment
Canada	788,050	994,109	1,770,137